                                                                   Exhibit 99.1

EquiCredit Corporation of America

Banc of America Securities [GRAPHIC]                        [LOGO] Goldman Sachs

--------------------------------------------------------------------------------

Resecuritization New Issue Term Sheet

$ 6,192,548,106 Certificates (approximate)

EQCC Asset Backed Certificates, Series 2002-1
Classes: 1-A and 2-A

EQCC Asset Backed Corporation
Depositor

March 18, 2002

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                 CERTIFICATES
                                 ------------
-------------------------------------------------------------------------------
                                 To Maturity:
-------------------------------------------------------------------------------

                                                                                       Expected
                                                                           Expected      Last
           Expected                                             Expected   Principal   Scheduled          Expected
          Approximate     * Underlying   Interest   Principal      WAL      Window   Distribution         Ratings
Class       Size /(1)/         ABS         Type       Type        (yrs)      (mos)       Date       (S&P/Moody's/ Fitch)
------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------

                          Classes A-1
1-A      3,524,089,140                   Floating     Senior      2.44      1 - 168    10/25/2031        AAA/Aaa/AAA
                            and A-2
                          Classes A-3,
2-A      2,668,458,966                   Floating     Senior      2.43      1 - 168    10/25/2031        AAA/Aaa/AAA
                           A-4 and A-5
Non-Offered Certificates
------------------------
                          Classes A-1
1A-IO   Notional /(2)/                                Notional                                           AAA/Aaa/AAA
                            and A-2
                          Classes A-3,
2A-IO   Notional /(2)/                                Notional                                           AAA/Aaa/AAA
                           A-4 and A-5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 To Call /(5)/:
--------------------------------------------------------------------------------

                                                                                       Expected
                                                                           Expected      Last
           Expected                                             Expected   Principal   Scheduled          Expected
          Approximate     * Underlying   Interest   Principal     WAL       Window   Distribution         Ratings
Class       Size /(1)/         ABS         Type       Type        (yrs)      (mos)       Date       (S&P/Moody's/ Fitch)
------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------

                          Classes A-1
1-A      3,524,089,140                   Floating     Senior       2.21      1 - 72     10/25/2031       AAA/Aaa/AAA
                           and A-2
                          Classes A-3,
2-A      2,668,458,966                   Floating     Senior       2.21      1 - 72     10/25/2031       AAA/Aaa/AAA
                           A-4 and A-5
Non-Offered Certificates
------------------------
                          Classes A-1
1A-IO   Notional /(2)/                                Notional                                           AAA/Aaa/AAA
                           and A-2
                          Classes A-3,
2A-IO   Notional /(2)/                                Notional                                           AAA/Aaa/AAA
                           A-4 and A-5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Structure
---------
/(1)/ The Expected Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%. Actual balances will be determined after the ABS distribution date on March 25, 2002.
/(2)/ The notional balance of the Class 1A-IO and the Class 2A-IO Certificates will equal the outstanding principal balance of the Class 1-A and Class 2-A Certificates, respectively.
/(3)/ Subject to a net WAC cap, minus interest on the Class 1-A Certificates. /(4)/ Subject to a net WAC cap, minus interest on the Class 2-A Certificates. /(5)/ The Offered Certificates are subject to early redemption upon the optional termination of the entire Underlying ABS Transaction when the aggregate balance of the Mortgage Loans is less than 10% of the aggregate balance of the Mortgage Loans as of December 1, 2001.
--------------------------------------------------------------------------------

* The underlying ABS are from EQCC Trust 2001-2, Asset-Backed Certificates, Series 2001-2

                                 Pricing Speed
                                 -------------
--------------------------------------------------------------------------------
Underlying Adjustable-     30% CPR
Rate Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Underlying Fixed-Rate-     30% CPR
Mortgage Loans
-------------------------------------------------------------------------------

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Transaction:                  EQCC Trust 2002-1 Asset-Backed Certificates,
                              Series 2002-1.

Offered Certificates:         Class 1-A Certificates and the Class 2-A
                              Certificates

Non-Offered Certificates:     Class 1A-IO and the Class 2A-IO Certificates

Class 1 Certificates:         Class 1-A Certificates and the Class 1A-IO
                              Certificates

Class 2 Certificates:         Class 2-A Certificates and the Class 2A-IO
                              Certificates

Depositor:                    EQCC Asset Backed Corporation.

Trustee:                      The Bank of New York.

Rating Agencies:              Fitch Ratings ("Fitch"), Moody's Investor Service,
                              Inc. ("Moody's") and Standard & Poor's Ratings
                              Services ("S&P").

Co-Lead Underwriters and      Banc of America Securities LLC and Goldman, Sachs
Joint Book Runners:           & Co.

Registration:                 DTC, Clearstream and Euroclear.

Denominations:                $100,000 in original principal or notional amount
                              and integral multiples of $1 in excess thereof.

Expected Pricing Date:        The week of March __, 2002.

Expected Settlement Date:     March 27, 2002.

Cut-Off Date:                 Opening of business on March 1, 2002.

Payment Date:                 [25(th)] of each month, or the next succeeding
                              Business Day (First Payment Date: April [25],
                              2002).

Record Date:                  For any Payment Date, the Business Day before
                              such Payment Date.

Interest Accrual Period:      The interest accrual period for each Payment Date
                              with respect to the Class 1 and Class 2
                              Certificates will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date (on an actual/360 basis).

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will include accrued interest from the March 25, 2002 ABS Distribution Date to the
                              Closing Date.

Trustee Fee Rate:             0.0006% per annum. For any Payment Date, the
                              Trustee Fee will equal the Trustee Fee Rate multiplied by the certificate balance of the Underlying ABS at the close of business on the preceding Payment Date.

Federal Tax Status:           The Offered Certificates, exclusive of the right
                              to receive any payments in respect of Basis Risk
                              Shortfalls and Unpaid Basis Risk Shortfalls (as defined below), will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                                                            ---
                              eligible.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible under the prohibited transaction exemptions granted by the Department of Labor to Banc of America Securities LLC and Goldman, Sachs
                              & Co. as long as certain conditions of the exemptions are met. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

Underlying ABS:               The assets of the EQCC Trust 2002-1 will consist
                              of two groups of asset backed securities:

                              ABS Group 1:   EQCC Asset Backed Certificates,
                              Series 2001-2 Classes: A-1 and A-2

                              ABS Group 2:   EQCC Asset Backed Certificates,
                              Series 2001-2 Classes: A-3, A-4 and A-5

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                 UNDERLYING ABS
                                 --------------

Underlying ABS Transaction:   EQCC Trust 2001-2, Asset Backed Certificates,
                              Series 2001-2. The EQCC Trust 2002-1 will consist only of the Class A-1, A-2, A-3, A-4 and A-5
                              Certificates from the Underlying ABS Transaction.
                              Information with respect to the Underlying ABS as of the Cut-off Date is presented below:

ABS Group 1:                  . EQCC 2001-2, Class A-1 Certificates

                              Principal Balance:         $1,870,076,640.57 /(3)/
                              Pass-Through Rate:/(1)/    One-month LIBOR + 0.98%
                              Stated Maturity:           November 2031
                              Assigned Ratings:/(2)/     AAA/Aaa/AAA

                              . EQCC 2001-2, Class A-2 Certificates

                              Principal Balance:         $1,782,873,298.32 /(3)/
                              Pass-Through Rate:/(1)/    One-Month LIBOR + 0.98%
                              Stated Maturity:           November 2031
                              Assigned Ratings:/(2)/     AAA/Aaa/AAA

ABS Group 2:                  . EQCC 2001-2, Class A-3 Certificates

                              Principal Balance:         $938,841,132.08 /(3)/
                              Pass-Through Rate:/(1)/    One-Month LIBOR + 0.98%
                              Stated Maturity:           November 2031
                              Assigned Ratings:/(2)/     AAA/Aaa/AAA

                              . EQCC 2001-2, Class A-4 Certificates

                              Principal Balance:         $1,044,924,992.22 /(3)/
                              Pass-Through Rate:/(1)/    One-Month LIBOR + 0.98%
                              Stated Maturity:           November 2031
                              Assigned Ratings:/(2)/     AAA/Aaa/AAA

                              . EQCC 2001-2, Class A-5 Certificates

                              Principal Balance:         $783,353,203.20 /(3)/
                              Pass-Through Rate:/(1)/    One-Month LIBOR + 0.98%
                              Stated Maturity:           November 2031
                              Assigned Ratings:/(2)/     AAA/Aaa/AAA

                              /(1)/ Subject to a cap equal to the weighted
                                    average net rate of the underlying mortgage loans in the related mortgage loan group.

                              /(2)/ Ratings assigned by S&P, Moody's and Fitch.

                              /(3)/ Balances were obtained via the February 25,
                                    2002 distribution statement. To view the entire statement, please go to the following website :
                                    http://www.sec.gov/Archives/edgar/data/
                                    897897/000107178702000251/
                                    0001071787-02-000251.txt

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                 UNDERLYING ABS
                                 --------------

Originators:                  EquiCredit Corporation of America ("EQCC") or its
                              affiliates.

Servicer:                     Fairbanks Capital Corp.

Trustee:                      The Bank of New York.

Surety Provider:              Financial Security Assurance Inc.

Federal Tax Status:           The Underlying ABS will be designated as regular
                              interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ABS Distribution Date:        25th of each month, or the next succeeding
                              Business Day. The first ABS Distribution Date was on January 25, 2002.

Mortgage Loans:               The underlying trust consists of a pool of fixed
                              and adjustable rate mortgage loans. The mortgage loans consist of promissory notes secured by mortgages, deeds of trust or other instruments creating first or second liens on one- to four-family properties. All of the mortgage loans were originated or acquired by the Originators, who are affiliates of the depositor. The mortgage loan pool is divided into seven groups of first and second lien mortgage loans (each, a "Mortgage
                              Loan Group"). The Underlying ABS represent interests primarily in mortgage loan groups 1 through 5, which are comprised solely of adjustable rate mortgage loans. Each of the Underlying ABS will receive distributions of principal and interest primarily from the related mortgage loan group.

                              Detailed characteristics of the Mortgage Loans are summarized on pages 13-32 of this Term Sheet.

Credit Enhancement:           Consists of the following:

                              . Surety Policy

                              . Excess Cashflow

                              . Overcollateralization Amount and

                              . Cross-Collateralization

The Surety Policy:            A certificate guaranty insurance policy was issued
                              with respect to each class of Underlying ABS by Financial Security Assurance Inc. The insurer has guaranteed timely payments of the interest on the Underlying ABS and will make payments of principal on the Underlying ABS to the extent necessary to ensure that the aggregate certificate principal balance does not exceed the aggregate principal balance of the mortgage loans. The Surety Provider does not guarantee any Relief Act Shortfall, or any net funds cap shortfalls on any of the Underlying ABS.

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                        CERTIFICATES - PASS-THROUGH RATES
                        ---------------------------------

Interest Distributions on Class 1-A and Class 1A-IO Certificates

Available Amounts:            For each Payment Date, the Class 1-A Interest
                              Distribution Amount and the Class 1A-IO Interest
                              Distribution Amount will be paid from collections of interest, if any, received on the related ABS
                              Distribution Date on ABS Group 1.

Class 1-A Interest            Interest accrued on the principal balance of the
Distribution Amount:          Class 1-A Certificates at the applicable
                              Pass-Through Rate, minus any Relief Act Shortfall allocated to the Class 1-A Certificates.

Class 1A-IO Interest          Interest accrued on the notional balance of the
Distribution Amount:          Class 1A-IO Certificates at the applicable
                              Pass-Through Rate, minus any Relief Act Shortfall allocated to the Class 1A-IO Certificates.

Class 1-A Pass-Through Rate:  The lesser of (i) the Class 1-A Formula Rate, and
                              (ii) the Class 1 Net WAC Rate.

Class 1A-IO                   The lesser of (i) the Class 1A-IO Strip Rate and
Pass-Through Rate:            (ii) the Class 1A-IO Adjusted Net WAC Rate.

Class 1-A Formula Rate:       The lesser of (i) one-month LIBOR + [ ]% per annum
                              and (ii) the Class 1 Maximum Cap Rate.

Class 1 Maximum Cap Rate:     For any Payment Date, the weighted average of the
                              maximum mortgage interest rates on the Mortgage
                              Loans primarily underlying ABS Group 1 as of the beginning of the month preceding the month of the Payment Date less the sum of the allocable portion of insurance premiums, servicing fees, underlying trustee fees and approximately 1.00% as an adjustment for overcollateralization for the underlying trust, adjusted based on the number of days in the related Interest Accrual Period.

Class 1A-IO Strip Rate:       [ ]% per annum.

Class 1 Net WAC Rate:         For any Payment Date, the weighted average per
                              annum coupon rate of the Underlying ABS in ABS
                              Group 1 minus the Trustee Fee Rate.

Class 1A-IO Adjusted Net      For any Payment Date, the Class 1 Net WAC Rate
WAC Rate:                     reduced, but not below zero, by the Class 1-A
                              Formula Rate.

Banc of America Securities LLC                              Goldman, Sachs & Co.
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (apporoximate)
-------------------------------------------------------------------------------

                        CERTIFICATES - PASS-THROUGH RATES
                        ---------------------------------
Interest Distributions on Class 2-A and Class 2A-IO Certificates


Available Amounts:            For each Payment Date, the Class 2-A
                              Interest Distribution Amount and the Class
                              2A-IO Interest Distribution Amount will be paid from collections of interest, if any, received on the related ABS Distribution
                              Date on ABS Group 2.

Class 2-A Interest            Interest accrued on the principal balance of the
Distribution Amount:          Class 2-A Certificates at the applicable
                              Pass-Through Rate, minus any Relief Act Shortfall allocated to the Class 2-A Certificates.

Class 2A-IO Interest          Interest accrued on the notional balance of the
Distribution Amount:          Class 2A-IO Certificates at the applicable
                              Pass-Through Rate, minus any Relief Act
                              Shortfall allocated to the Class 2A-IO
                              Certificates.

Class 2-A Pass-Through Rate:  The lesser of (i) the Class 2-A Formula Rate, and (ii) the Class 2 Net WAC Rate.

Class 2A-IO                   The lesser of (i) the Class 2-A-IO Strip Rate and
Pass-Through Rate:            (ii) the Class 2A-IO Adjusted Net WAC Rate.

Class 2-A Formula Rate:       The lesser of (i) one-month LIBOR + [  ]% per
                              annum and (ii) the Class 2 Maximum Cap Rate.

Class 2 Maximum Cap Rate:     For any Payment Date, the weighted average of the
                              maximum mortgage interest rates on the
                              Mortgage Loans primarily underlying ABS
                              Group 2 as of the beginning of the month
                              preceding the month of the Payment Date less
                              the sum of the allocable portion of
                              insurance premiums, servicing fees,
                              underlying trustee fees and approximately
                              1.00% as an adjustment for
                              overcollateralization for the underlying
                              trust, adjusted based on the number of days
                              in the related Interest Accrual Period.
Class 2A-IO Strip Rate:       [__]% per annum.

Class 2 Net WAC Rate:         For any Payment Date, the weighted average per
                              annum coupon rate of the Underlying ABS in ABS Group 2 minus the Trustee Fee Rate.

Class 2A-IO Adjusted Net      For any Payment Date, the Class 2 Net WAC Rate
WAC Rate:                     reduced, but not below zero, by the Class 2-A
                              Formula Rate.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (apporoximate)
-------------------------------------------------------------------------------

                        CERTIFICATES - PASS-THROUGH RATES
                        ---------------------------------

Shortfalls and Coverage to the Certificates

Relief Act Shortfalls:        Any interest shortfall resulting from the
                              application of the Soldiers' and Sailors'
                              Civil Relief Act ("Relief Act Shortfalls") to the Underlying ABS in either ABS Group will be allocated to the related classes of Offered Certificates. These shortfalls will be allocated between the two related Classes of Offered Certificates in proportion to their interest distribution amounts. To the extent of available funds subsequently received on the Underlying ABS to cover
                              Relief Act Shortfalls, any such amounts will be allocated to the related Offered
                              Certificates as a "Relief Act Carryover
                              Amount" on the related Payment Date in
                              proportion to the amount of unreimbursed
                              Relief Act Shortfalls allocated to such
                              Offered Certificates.

Basis Risk Shortfalls:        On any Payment Date, if the Pass-Through Rate for
                              the Class 1A-IO Certificates or the Class
                              2A-IO Certificates is equal to the related
                              Adjusted Net WAC Rate rather than the
                              applicable Strip Rate, or if the
                              Pass-Through Rate for the Class 1-A
                              Certificates or the Class 2-A Certificates is equal to the related Net WAC Rate rather than the applicable Formula Rate, then the difference between (i) the amount of interest that would have accrued on that Class at the applicable Formula Rate or Strip Rate for that Payment Date and (ii) the amount of interest that actually accrued on that Class at the applicable Adjusted Net
                              WAC Rate or Net WAC Rate (such difference for any Class, its "Basis Risk Shortfall"), together with any related Unpaid Basis Risk
                              Shortfall (as defined below), shall be
                              payable to that Class to the extent of the related Basis Risk Reserve Amounts on deposit in the "Basis Risk Reserve Fund."

Unpaid Basis Risk Shortfall:  For any Class of Offered Certificates on any
                              Payment Date, the related Unpaid Basis Risk
                              Shortfall will equal the aggregate of all Basis Risk Shortfalls for such Class remaining unpaid from all previous Payment Dates, together with interest thereon at the applicable Formula Rate or Strip Rate, as applicable.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (apporoximate)
-------------------------------------------------------------------------------

                        CERTIFICATES - PASS-THROUGH RATES
                        ---------------------------------

The Basis Risk                The Depositor will transfer to the Trustee, for
Reserve Fund:                 the benefit of the Basis Risk Reserve Fund, the
                              right to receive all distributions on EQCC
                              Asset Backed Certificates, Series 2001-2,
                              Class X (the "Series 2001-2 Class X
                              Certificates") to the extent attributable to excess cash generated by the mortgage loans primarily underlying ABS Group 1 (the "Group
                              1 Basis Risk Reserve Amounts") and to the extent attributable to excess cash generated by the mortgage loans primarily underlying
                              ABS Group 2 (the "Group 2 Basis Risk Reserve
                              Amounts"). On each ABS Distribution Date, distributions on the Series 2001-2 Class X
                              Certificates, if any, generally will consist of excess cash from the underlying mortgage loans after required payments on the Underlying ABS and the related EQCC Asset
                              Backed Certificates, Series 2001-2, Class
                              A-6 and Class A-7 Certificates, and payment of certain expenses of the underlying trust.

                              On each Payment Date, distributions made on the Series 2001-2 Class X Certificates comprising the Group 1 Basis Risk Reserve Amounts and the Group 2 Basis Risk Reserve Amounts will be remitted to the Trustee and deposited into the Basis Risk Reserve Fund. Amounts distributed on the Class 1 Certificates or the Class 2 Certificates from the Basis Risk Reserve Fund shall be allocated between the Classes of the Class 1 Certificates or the Class 2 Certificates, as the case may be, based upon their respective Basis Risk Shortfall Entitlement Amounts (as defined below). On each Payment Date, the Trustee shall withdraw from the Basis Risk Reserve Fund the Group 1 Basis Risk Reserve Amount and shall distribute such amount on the Class 1-A and Class 1A-IO Certificates up to the amount of their respective Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls. On each Payment Date, the Trustee shall withdraw from the Basis Risk Reserve Fund the Group 2 Basis Risk Reserve Amount and shall distribute such amount on the Class 2-A and Class 2A-IO Certificates up to the amount of their respective Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls. The sum of the amount of Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls payable on a Class on a Payment Date is its "Basis Risk Shortfall Entitlement Amount." On each Payment Date, amounts remaining in the Basis Risk Reserve Fund after payment of the related Basis Risk Shortfall Entitlement Amounts for such Payment Date, shall be released and paid to the Class N Certificates, which are not Offered Certificates.

                     CERTIFICATES - PRINICIPAL DISTRIBUTION
                     --------------------------------------

Principal Distribution        For each Payment Date, the "Principal
Amounts:                      Distribution Amount" for each of the Class 1-A
                              and Class 2-A Certificates will be equal to all collections of principal on the related
                              Underlying ABS for the related ABS
                              Distribution Date.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (apporoximate)
-------------------------------------------------------------------------------

                    CERTIFICATES - PRIORITY OF DISTRIBUTIONS
                    ----------------------------------------

Class 1                       On each Payment Date, collections received from
-------                       the Underlying ABS in ABS Group 1 on the related
Certificates:                 ABS Distribution Date will be distributed as
-------------                 follows:

                              A.   Interest collected will be distributed
                                   concurrently as follows:

                                   . to the Trustee, the allocated portion of the Trustee Fee,
                                   .   to the Class 1-A Certificates, the Class
                                       1-A Interest Distribution Amount, and
                                   .   to the Class 1A-IO Certificates, the
                                       Class 1A-IO Interest Distribution Amount

                              B. Principal collected will be distributed as the Class 1-A Principal Distribution Amount to reduce the principal balance of the Class 1-A Certificates.

                              C. Collections related to recoveries of Relief Act Shortfalls will be distributed concurrently as follows:

                                   .   to the Class  1-A Certificates, the
                                       Class 1-A Relief Act Carryover
                                       Amount, and

                                   .   to the Class 1A-IO Certificates, the
                                       Class 1A-IO Relief Act Carryover
                                       Amount.
                              On each Payment Date, after effecting the distributions on the Class 1 Certificates described above, the Trustee shall withdraw the Group 1 Basis Risk Reserve Amount from the Basis Risk Reserve Fund, and shall distribute that amount as follows:

                                   .   first, on the Class 1-A and Class 1A-IO
                                       Certificates, in the amount of the
                                       Basis Risk Shortfall Entitlement
                                       Amounts for those Classes on that
                                       Payment Date, allocated pro rata
                                       between the Class 1-A and Class
                                       1A-IO Certificates based upon their
                                       respective Basis Risk Shortfall
                                       Entitlement Amounts; and

                                   . thereafter, any remainder to the holders of the Class N Certificates,which are not Offered Certificates.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset-Backed Certificates, Series 2002-1
       $6,420,069,266 (approximate)
-------------------------------------------------------------------------------

                    CERTIFICATES - PRIORITY OF DISTRIBUTIONS
                    ----------------------------------------

Class 2                       On each Payment Date, collections received from
-------                       the Underlying ABS in ABS Group 2 on the related
Certificates:                 ABS Distribution Date will be distributed as
-------------                 follows:

                              A.   Interest collected will be distributed
                                   concurrently as follows:
                                   . to the Trustee, the allocated portion of the Trustee Fee,
                                   .   to the Class 2-A Certificates, the Class
                                       2-A Interest Distribution Amount, and
                                   .   to the Class 2A-IO Certificates, the
                                       Class 2A-IO Interest Distribution
                                       Amount.

                              B. Principal collected will be distributed as the Class 2-A Principal Distribution Amount to reduce the principal balance of the Class 2-A Certificates.

                              C. Collections related to recoveries of Relief Act Shortfalls will be distributed concurrently as follows:
                                   .   to the Class 2-A Certificates, the Class
                                       2-A Relief Act Carryover Amount, and
                                   .   to the Class 2A-IO Certificates, the
                                       Class 2A-IO Relief Act Carryover Amount.

                              On each Payment Date, after effecting the distributions on the Class 2 Certificates described above, the Trustee shall withdraw the Group 2 Basis Risk Reserve Amount from the Basis Risk Reserve Fund, and shall distribute that amount as follows:


                                   .   first, on the Class 2-A and Class 2A-IO
                                       Certificates in the amount of the Basis
                                       Risk Shortfall Entitlement Amounts for
                                       those Classes on that Payment Date,
                                       allocated pro rata between the Class 2-A and Class 2A-IO Certificates based upon their respective Basis Risk Shortfall Entitlement Amounts; and

                                   . thereafter, any remainder to the holders of the Class N Certificates, which are not Offered Certificates.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS
              ----------------------------------------------------
Combined collateral statistics for the mortgage loans in the Mortgage Loan Groups primarily related to Underlying ABS in ABS Group 1 are listed below as of the Cut-off Date.

                                            Collateral Summary     Ranges (if applicable)
Total Number of Loans                                   32,610
Total Outstanding Loan Balance                  $3,627,142,915
Average Loan Principal Balance                        $111,228          $127 - $371,352
WA Coupon                                              9.5397%       5.4300% - 16.8300%
WA Original Term (mo.)                                     360                 84 - 360
WA Remaining Term (mo.)                                    345                   0- 355
WA Seasoning (mo.)                                          15                   6 - 89
WA Original LTV                                         82.89%           0.00% - 96.92%
WA Credit Score (where available)                          627                425 - 820
Lien Position (first/second)                    99.99% / 0.01%
WA Number of Months Until Next Rate Change                  13                   1 - 31
WA Gross Margin                                        5.7765%       0.0000% - 13.8500%
WA Prepay Penalty Term                                     30                 None - 60
Geographic Distribution
          California                                     15.5%
          Illinois                                        8.8%
          Michigan                                        8.7%
          Florida                                         6.6%
          Georgia                                         5.7%
Product Type
          24/6 LIBOR                                     71.2%
          36/6 LIBOR                                     24.5%
          6/6 LIBOR                                       4.2%
Interest Type
          Fixed Rate                                      0.0%
          Adjustable Rate                               100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Range of Principal Balances

                                                         Percent of Mortgage
    Range of           Number of    Aggregate Principal     Loan Group 1 by
Principal Balances  Mortgage Loans       Balance           Principal Balance

Below $1,000                13               $8,285              0.0%
$ 1,001 - $50,000        3,231          124,593,354              3.4
 50,001 - 100,000       12,882          965,133,395             26.6
100,001 - 150,000        9,387        1,148,233,743             31.7
150,001 - 200,000        4,421          763,140,926             21.0
200,001 - 250,000        2,004          446,175,221             12.3
250,001 - 300,000          621          163,433,359              4.5
300,001 - 350,000           50           16,053,279              0.4
350,001 - 400,000            1              371,352              0.0
      Total:            32,610       $3,627,142,915            100.0%

The average principal balance outstanding of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately $111,228. The original principal balances of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 ranged from $10,000 to $376,000.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Geographic Distribution of Loans

                                                   Percent of Mortgage
                  Number of        Aggregate          Loan Group 1 by
State           Mortgage Loans  Principal Balance    Principal Balance

California          3,374            $563,448,783         15.5%
Illinois            2,705             320,765,607              8.8
Michigan            3,151             314,252,116          8.7
Florida             2,371             238,111,993          6.6
Georgia             1,836             207,933,020          5.7
Ohio                2,341             194,661,782          5.4
Texas               1,381             140,496,938          3.9
Colorado              909             131,962,402          3.6
Arizona               952             110,233,514          3.0
Minnesota             838             101,097,472          2.8
Indiana             1,309              95,113,912          2.6
Missouri              996              84,904,305          2.3
North Carolina        859              83,253,560          2.3
Connecticut           614              76,130,182          2.1
Massachusetts         506              71,971,327          2.0
Washington            529              70,064,752          1.9
Tennessee             663              64,958,134          1.8
Maryland              522              63,910,061          1.8
Pennsylvania          738              62,049,892          1.7
Utah                  471              60,961,765          1.7
New York              363              53,937,406          1.5
Wisconsin             530              47,964,115          1.3
New Jersey            382              47,433,240          1.3
Kentucky              508              45,280,413          1.2
Virginia              360              42,254,824          1.2
Oregon                333              40,293,570          1.1
South Carolina        399              37,002,905          1.0
Rhode Island          322              35,546,987          1.0
Nevada                253              33,674,767          0.9
Louisiana             331              29,918,862          0.8
Other               1,764             157,554,310          4.3
        Total:     32,610          $3,627,142,915        100.0%

No more than approximately 0.2% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 were secured by mortgaged properties located in any one five-digit zip code area in the State of California, and no more than 0.4% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 were secured by mortgaged properties located in any one five-digit zip code area outside the State of California.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Combined Loan-to-Value Ratios

                                                          Percent of Mortgage
 Range of Combined       Number of       Aggregate          Loan Group 1 by
Loan-to-Value Ratios   Mortgage Loans  Principal Balance  Principal Balance

Below 1.00%                   1                $ 103,108          0.0%
 1.00 - 59.99%            1,209               97,642,709          2.7
60.00 - 69.99%            2,574              239,085,417          6.6
70.00 - 79.99%           11,145            1,245,299,962         34.3
80.00 - 89.99%           12,551            1,419,682,369         39.1
90.00 - 100.00%           5,130              625,329,348         17.2
     Total:              32,610           $3,627,142,915        100.0%

The weighted average combined loan-to-value ratio of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately 82.89%. Approximately 0.01% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 were secured by second liens on mortgaged properties.

Mortgage Loan Interest Rates

                                                         Percent of Mortgage
 Range of Mortgage      Number of       Aggregate          Loan Group 1 by
Loan Interest Rates   Mortgage Loans  Principal Balance  Principal Balance

Below 7.50%               1,050            $162,786,553          4.5%
7.50 - 7.999%             2,061             302,916,551          8.4
8.00 - 8.499%             2,337             312,510,861          8.6
8.50 - 8.999%             4,402             553,596,088         15.3
9.00 - 9.499%             3,513             408,436,374         11.3
9.50 - 9.999%             5,591             627,347,231         17.3
10.00 - 10.499%           3,496             361,869,698         10.0
10.50 - 10.999%           4,594             454,244,143         12.5
11.00 - 11.499%           2,177             187,514,576          5.2
11.50 - 11.999%           1,915             160,331,466          4.4
12.00 - 12.499%             733              54,094,887          1.5
12.50% +                    741              41,494,485          1.1
      Total:             32,610          $3,627,142,915        100.0%

The weighted average mortgage interest rate of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately 9.5397% per annum.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Original Term to Stated Maturity

   Range of                                                 Percent of Mortgage
Original Terms to       Number of         Aggregate            Loan Group 1 by
 Stated Maturity     Mortgage Loans   Principal Balance      Principal Balance

  0 - 240 Months          69              $5,365,025                0.1%
241 - 360 Months      32,541           3,621,777,889               99.9
      Total:          32,610          $3,627,142,915              100.0%

The weighted average original term to maturity of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately 360 months.

Remaining Term to Stated Maturity

   Range of                                                 Percent of Mortgage
Remaining Terms to      Number of         Aggregate            Loan Group 1 by
 Stated Maturity     Mortgage Loans   Principal Balance      Principal Balance

    0 - 240 Months         69             $5,365,025                0.1%
  241 - 360 Months     32,541          3,621,777,889               99.9
        Total:         32,610         $3,627,142,915              100.0%

The weighted average remaining term to maturity of the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately 345 months.

Months Since Loan Origination

                                                            Percent of Mortgage
 Range of Months        Number of         Aggregate            Loan Group 1 by
Since Origination    Mortgage Loans   Principal Balance      Principal Balance

   0 - 6 Months           829             $99,272,517                2.7%
  7 - 12 Months        12,980           1,564,754,442               43.1
 13 - 18 Months         8,339             874,749,545               24.1
 19 - 24 Months         6,554             681,828,360               18.8
 25 - 30 Months         3,383             356,157,486                9.8
 31 - 36 Months           322              30,889,867                0.9
 37 + Months              203              19,490,698                0.5
      Total:           32,610          $3,627,142,915              100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Maximum Mortgage Loan Interest Rates

   Range of                                                 Percent of Mortgage
 Maximum Mortgage         Number of        Aggregate           Loan Group 1 by
 Loan Interest Rates   Mortgage Loans   Principal Balance     Principal Balance

  Below 13.00%               183             $24,059,404                0.7%
  13.00 - 13.999%            935             139,628,279                3.8
  14.00 - 14.999%          3,094             411,256,552               11.3
  15.00 - 15.999%          5,945             731,798,266               20.2
  16.00 - 16.999%          7,976             909,718,381               25.1
  17.00 - 17.999%          6,347             652,012,669               18.0
  18.00 - 18.999%          3,878             389,436,997               10.7
  19.00 - 19.999%          2,516             242,150,301                6.7
  20.00 - 20.999%          1,129              89,064,429                2.5
  21.00% +                   607              38,017,637                1.0
         Total:           32,610          $3,627,142,915              100.0%

Minimum Mortgage Loan Interest Rates

   Range of                                                 Percent of Mortgage
 Maximum Mortgage         Number of        Aggregate           Loan Group 1 by
 Loan Interest Rates   Mortgage Loans   Principal Balance     Principal Balance

  Below 7.50%               3,182          $407,813,592                 11.2%
   7.50 - 7.999%            2,068           285,096,785                  7.9
   8.00 - 8.499%            2,303           299,022,718                  8.2
   8.50 - 8.999%            4,278           529,766,207                 14.6
   9.00 - 9.499%            3,355           388,618,775                 10.7
   9.50 - 9.999%            5,154           579,944,282                 16.0
  10.00 - 10.499%           3,222           334,785,104                  9.2
  10.50 - 10.999%           4,188           413,720,761                 11.4
  11.00 - 11.499%           1,932           166,679,299                  4.6
  11.50 - 11.999%           1,675           140,584,666                  3.9
  12.00% +                  1,253            81,110,725                  2.2
         Total:            32,610        $3,627,142,915                100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Gross Margins

                                                             Percent of Mortgage
   Range of               Number of        Aggregate           Loan Group 1 by
 Gross Margins         Mortgage Loans   Principal Balance      Principal Balance

  Below 3.00%                 236           $33,933,689               0.9%
  3.00 - 3.499%               483            68,004,260               1.9
  3.50 - 3.999%             1,224           173,304,826               4.8
  4.00 - 4.499%             2,290           297,684,255               8.2
  4.50 - 4.999%             3,335           415,336,881              11.5
  5.00 - 5.499%             4,138           493,736,455              13.6
  5.50 - 5.999%             4,797           551,350,383              15.2
  6.00 - 6.499%             4,817           524,903,788              14.5
  6.50 - 6.999%             4,556           472,967,980              13.0
  7.00 - 7.499%             2,837           267,365,205               7.4
  7.50 - 7.999%             1,874           166,675,340               4.6
  8.00 - 8.499%               987            84,927,867               2.3
  8.50 - 8.999%               560            45,860,524               1.3
  9.00% +                     476            31,091,460               0.9
     Total:                32,610        $3,627,142,915             100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Months Until Next Mortgage Interest Rate Change

Months Until Next                                        Percent of Mortgage
Mortgage Interest        Number of        Aggregate         Loan Group 1 by
  Rate Change         Mortgage Loans   Principal Balance   Principal Balance

    1                       1,041           $113,309,945           3.1%
    2                       1,509            160,090,980           4.4
    3                         941             97,130,013           2.7
    4                       1,089            112,873,875           3.1
    5                       1,294            134,564,606           3.7
    6                       1,236            125,558,900           3.5
    7                         915             96,548,362           2.7
    8                         985            102,368,359           2.8
    9                       1,607            163,306,021           4.5
    10                      1,678            180,142,646           5.0
    11                      1,236            126,740,827           3.5
    12                      1,491            157,996,185           4.4
    13                      1,828            201,066,374           5.5
    14                      2,166            248,245,077           6.8
    15                      2,315            271,133,331           7.5
    16                      2,360            288,384,160           8.0
    17                      2,282            276,849,574           7.6
    18                      1,477            171,430,754           4.7
    19                        930            106,538,208           2.9
    20                        198             21,277,825           0.6
    21                        417             45,196,652           1.2
    22                        532             58,704,323           1.6
    23                        443             46,575,414           1.3
    24                        330             35,183,795           1.0
    25                        304             34,504,548           1.0
    26                        449             51,175,629           1.4
    27                        504             62,036,345           1.7
    28                        445             57,112,505           1.6
    29                        379             49,455,906           1.4
    30                        149             20,756,773           0.6
    31                         80             10,885,004           0.3
      Total:               32,610         $3,627,142,915         100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

             DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

Types of Mortgaged Properties

                                                                    Percent of Mortgage
       Types of              Number of            Aggregate           Loan Group 1 by
Mortgaged Properties      Mortgage Loans      Principal Balance      Principal Balance
     Single Family            27,968           $3,123,859,912             86.1%
     2-4 Family                2,872              333,953,246              9.2
     Condominium               1,100              108,636,410              3.0
     Townhouse                   499               45,889,281              1.3
     Mobile Home                 133                9,649,002              0.3
     Pre-Fabricated               36                5,092,865              0.1
     Other                         2                   62,198              0.0
       Total:                 32,610           $3,627,142,915            100.0%

Occupancy Status

                                                             Percent of Mortgage
                        Number of             Aggregate        Loan Group 1 by
Occupancy Status      Mortgage Loans      Principal Balance   Principal Balance
Owner Occupied            29,535           $3,403,446,134             93.8%
Investor                   2,389              168,231,456              4.6
Second Home                  686               55,465,325              1.5
       Total:             32,610           $3,627,142,915            100.0%


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

             DESCRIPTION OF ABS GROUP 1 UNDERLYING MORTGAGE LOANS

FICO Scores

                                                               Percent of Mortgage
  Range of          Number of              Aggregate             Loan Group 1 by
FICO Scores       Mortgage Loans       Principal Balance        Principal Balance

 421 - 500               712            $   62,081,096                  1.7%
 501 - 520             1,003                95,862,909                  2.6
 521 - 540             1,583               155,958,481                  4.3
 541 - 560             1,968               198,730,346                  5.5
 561 - 580             2,481               257,800,380                  7.1
 581 - 600             3,275               350,411,494                  9.7
 601 - 620             4,086               443,356,273                 12.2
 621 - 640             4,851               554,601,525                 15.3
 641 - 660             4,159               482,782,029                 13.3
 661 - 680             3,142               370,916,498                 10.2
 681 - 700             2,118               258,331,278                  7.1
 701 - 720             1,281               158,473,142                  4.4
 721 - 740               741                88,627,528                  2.4
 741 - 760               469                56,028,190                  1.5
 761 - 820               480                60,849,692                  1.7
Unavailable              261                32,332,054                  0.9
   Total:             32,610            $3,627,142,915                100.0%

Of the available credit scores, the weighted average FICO credit score of the borrowers under the mortgage loans in the mortgage loan groups primarily related to ABS Group 1 was approximately 627.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

             DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS

Combined collateral statistics for the mortgage loans in the Mortgage Loan Groups primarily related to Underlying ABS in ABS Group 2 are listed below as of the Cut-off Date.

---------------------------------------------------------------------------------------------------------------
                                                      Collateral Summary               Ranges (if applicable)
---------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                25,561

Total Outstanding Loan Balance                               $2,751,101,315

Average Loan Principal Balance                                     $107,629                     $2 -  $726,372

WA Coupon                                                           9.9039%                 1.8750% - 19.4500%

WA Original Term (mo.)                                                  359                           23 - 360

WA Remaining Term (mo.)                                                 332                            0 - 356

WA Seasoning (mo.)                                                       28                            5 - 257

WA Original LTV                                                      79.73%                     0.00% - 99.74%

WA Credit Score (where available)                                       589                          421 - 817

Lien Position (first/second)                                 99.92% / 0.08%

WA Number of Months Until Next Rate Change                                8                             0 - 51

WA Gross Margin                                                     5.9672%                 0.0000% - 14.9000%

WA Prepay Penalty Term                                                   28                          None - 60

Geographic Distribution

           California                                                 21.3%

           Illinois                                                    7.4%

           Florida                                                     6.2%

           Texas                                                       5.7%

           Michigan                                                    5.4%

Product Type

           6/6 LIBOR                                                  42.6%

           24/6 LIBOR                                                 31.9%

           36/6 LIBOR                                                 23.1%

           Other ARM                                                   2.4%

Interest Type

           Fixed Rate                                                  0.0%

           Adjustable Rate                                           100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

             DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS

Range of Principal Balances

                                                                        Percent of Mortgage
     Range of                   Number of             Aggregate           Loan Group 2 by
Principal Balances            Mortgage Loans      Principal Balance      Principal Balance

   Below $1,000                    48                       $22,875             0.0%
   $  1,001 - $ 50,000          4,476                   159,275,446             5.8
     50,001 - 100,000          10,933                   798,163,157            29.0
    100,001 - 150,000           5,446                   659,094,897            24.0
    150,001 - 200,000           1,939                   332,957,461            12.1
    200,001 - 250,000             702                   155,074,846             5.6
    250,001 - 300,000             812                   228,558,761             8.3
    300,001 - 350,000             918                   299,484,006            10.9
    350,001 - 400,000             159                    59,769,409             2.2
    400,001 - 450,000              68                    28,964,605             1.1
    450,001 +                      60                    29,735,853             1.1
          Total:               25,561                $2,751,101,315           100.0%

The average principal balance outstanding of the mortgage loans in the mortgage groups primarily related to ABS Group 2 was approximately $107,629. The original principal balances of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 ranged from $6,526 to $740,000.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

             DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS

Geographic Distribution of Loans

                                                            Percent of Mortgage
                    Number of           Aggregate             Loan Group 2 by
       State     Mortgage Loans     Principal Balance        Principal Balance

California             2,973             $587,029,145                21.3%
Illinois               1,948              203,765,387                 7.4
Florida                1,874              170,764,445                 6.2
Texas                  1,763              156,689,134                 5.7
Michigan               1,595              149,823,345                 5.4
Ohio                   1,657              130,256,969                 4.7
Georgia                1,180              124,991,270                 4.5
Arizona                  881               94,289,862                 3.4
Washington               671               85,744,300                 3.1
Colorado                 548               78,245,036                 2.8
North Carolina           730               65,802,697                 2.4
Utah                     513               63,263,094                 2.3
Oregon                   499               59,234,038                 2.2
Indiana                  808               57,688,934                 2.1
Missouri                 752               53,821,579                 2.0
Maryland                 385               49,916,713                 1.8
Pennsylvania             674               49,138,316                 1.8
Minnesota                437               48,056,417                 1.7
New Jersey               371               44,383,777                 1.6
Tennessee                527               44,359,552                 1.6
New York                 459               43,246,252                 1.6
Massachusetts            326               39,274,552                 1.4
Nevada                   307               38,046,445                 1.4
Connecticut              303               33,469,175                 1.2
Virginia                 268               30,942,407                 1.1
South Carolina           317               24,889,620                 0.9
Louisiana                320               24,867,663                 0.9
Wisconsin                283               23,348,657                 0.8
Kentucky                 254               21,289,759                 0.8
New Mexico               213               20,393,862                 0.7
Other                  1,725              134,068,914                 4.9
     Total:           25,561           $2,751,101,315               100.0%

No more than approximately 0.2% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 were secured by mortgaged properties located in any one five-digit zip code area in the State of California, and no more than 0.2% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 were secured by mortgaged properties located in any one five-digit zip code area outside the State of California.


Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS Combined Loan-to-Value Ratios

                                                               Percent of Mortgage
 Range of Combined         Number of            Aggregate          Loan Group 2 by
Loan-to-Value Ratios    Mortgage Loans    Principal Balance     Principal Balance
   Below 1.00%                 161               $7,031,672              0.3%
     1.00 - 59.99%           1,521               88,534,194              3.2
    60.00 - 69.99%           2,333              217,024,256              7.9
    70.00 - 79.99%          11,018            1,230,783,757             44.7
    80.00 - 89.99%           9,247            1,031,896,785             37.5
    90.00 - 100.00%          1,246              173,224,500              6.3
   Not Available                35                2,606,150              0.1
       Total:               25,561           $2,751,101,315            100.0%

The weighted average combined loan-to-value ratio of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 was approximately 79.73%. Approximately 0.08% of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 are secured by second liens on mortgaged properties.

Mortgage Loan Interest Rates

                                                               Percent of Mortgage
 Range of Mortgage         Number of          Aggregate          Loan Group 2 by
Loan Interest Rates     Mortgage Loans    Principal Balance     Principal Balance
   Below 7.50%                  578           $110,122,233              4.0%
     7.50 -  7.999%             622            131,220,550              4.8
     8.00 -  8.499%             997            160,373,064              5.8
     8.50 -  8.999%           2,250            322,406,038             11.7
     9.00 -  9.499%           2,093            255,886,300              9.3
     9.50 -  9.999%           4,210            474,647,763             17.3
    10.00 - 10.499%           3,233            317,766,739             11.6
    10.50 - 10.999%           4,490            424,252,487             15.4
    11.00 - 11.499%           2,561            217,327,957              7.9
    11.50 - 11.999%           2,203            177,821,644              6.5
    12.00 - 12.499%           1,011             76,627,939              2.8
    12.50%  +                 1,313             82,648,599              3.0
          Total:             25,561         $2,751,101,315            100.0%

The weighted average mortgage interest rate of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 was approximately 9.9039% per annum.


Banc of America Securities LLC                            Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS Original Term to Stated Maturity

                                                               Percent of Mortgage
   Range of                Number of          Aggregate          Loan Group 2 by
 Original Term           Mortgage Loans    Principal Balance    Principal Balance
to Stated Maturity

    0 - 240 Months             615              $17,954,340               0.7%
  241 - 360 Months          24,946            2,733,146,974              99.3
        Total:              25,561           $2,751,101,315             100.0%

The weighted average original term to maturity of the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 was approximately 359 months.

Remaininig Term to Stated Maturity

                                                               Percent of Mortgage
   Range of                Number of          Aggregate          Loan Group 2 by
Remaining Term           Mortgage Loans    Principal Balance    Principal Balance
to Stated Maturity
    0 - 240 Months             851              $33,395,954             1.2%
  241 - 360 Months          24,710            2,717,705,361            98.8
        Total:              25,561           $2,751,101,315           100.0%

The weighted average   remaining term to maturity of the mortgage loans in the
mortgage loan groups primarily related to ABS Group 2 was approximately 332 months.

Months Since Loan Origination

                                                               Percent of Mortgage
Range of Months            Number of          Aggregate          Loan Group 2 by
Since Origination       Mortgage Loans    Principal Balance    Principal Balance


    0 - 6 Months              202              $32,080,396             1.2%
    7 - 12 Months           2,639              455,417,389            16.6
   13 - 18 Months           2,551              291,452,356            10.6
   19 - 24 Months           2,600              300,129,557            10.9
   25 - 30 Months           3,628              373,016,689            13.6
   31 - 36 Months           7,641              772,458,595            28.1
   37 + Months              6,300              526,546,333            19.1
        Total:             25,561           $2,751,101,315           100.0%

Banc of America Securities LLC                          Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS Maximum Mortgage Loan Interest Rates

 Range of Maximum                                              Percent of Mortgage
  Mortgage Loan            Number of          Aggregate          Loan Group 2 by
  Interest Rates         Mortgage Loans    Principal Balance    Principal Balance

  Below 13.00%                 260               $30,294,943            1.1%
  13.00 - 13.999%              532               100,610,513            3.7
  14.00 - 14.999%            2,651               379,545,312           13.8
  15.00 - 15.999%            4,914               626,002,129           22.8
  16.00 - 16.999%            6,115               659,749,450           24.0
  17.00 - 17.999%            5,340               479,792,062           17.4
  18.00 - 18.999%            2,833               239,664,145            8.7
  19.00 - 19.999%            1,485               128,632,988            4.7
  20.00 - 20.999%              867                68,020,118            2.5
  21.00% +                     564                38,789,655            1.4
      Total:                25,561            $2,751,101,315          100.0%

Minimum Mortgage Loan Interest Rates

 Range of Minimum                                              Percent of Mortgage
  Mortgage Loan            Number of          Aggregate          Loan Group 2 by
  Interest Rates         Mortgage Loans    Principal Balance    Principal Balance

  Below 7.50%                1,756              $238,115,720            8.7%
   7.50 - 7.999%               861               145,419,558            5.3
   8.00 - 8.499%             1,220               180,650,470            6.6
   8.50 - 8.999%             2,780               369,198,637           13.4
   9.00 - 9.499%             2,239               265,051,225            9.6
   9.50 - 9.999%             4,359               485,423,368           17.6
  10.00 - 10.499%            2,723               266,224,021            9.7
  10.50 - 10.999%            3,965               364,404,825           13.2
  11.00 - 11.499%            2,044               168,719,727            6.1
  11.50 - 11.999%            1,797               145,692,439            5.3
  12.00% +                   1,817               122,201,323            4.4
      Total:                25,561            $2,751,101,315          100.0%

Banc of America Securities LLC                          Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS

Gross Margins

                                                               Percent of Mortgage
      Range of             Number of           Aggregate         Loan Group 2 by
    Gross Margins        Mortgage Loans    Principal Balance    Principal Balance

    Below 3.00%               487               $28,278,616            1.0%
    3.00 - 3.499%             261                36,461,050            1.3
    3.50 - 3.999%             526                94,966,751            3.5
    4.00 - 4.499%           1,195               183,426,867            6.7
    4.50 - 4.999%           2,072               273,133,027            9.9
    5.00 - 5.499%           2,372               297,049,587           10.8
    5.50 - 5.999%           3,562               397,222,141           14.4
    6.00 - 6.499%           3,714               393,188,312           14.3
    6.50 - 6.999%           4,697               450,279,718           16.4
    7.00 - 7.499%           3,412               327,425,986           11.9
    7.50 - 7.999%           1,542               131,068,599            4.8
    8.00 - 8.499%             860                71,960,515            2.6
    8.50 - 8.999%             452                37,619,822            1.4
    9.00% +                   409                29,020,323            1.1
        Total:             25,561            $2,751,101,315          100.0%

Banc of America Securities LLC                          Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

              DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS Months Until Next Mortgage Interest Rate Change

                                                               Percent of Mortgage
Months Until Next            Number of          Aggregate        Loan Group 2 by
Mortgage Interest       Mortgage Loans    Principal Balance    Principal Balance
   Rate Change


       0                        4                 $681,875            0.0%
       1                    2,732              275,343,504           10.0
       2                    3,123              309,413,607           11.2
       3                    3,016              286,201,737           10.4
       4                    2,987              284,077,176           10.3
       5                    3,236              320,565,144           11.7
       6                    2,972              289,269,961           10.5
       7                      545               54,216,501            2.0
       8                      461               47,685,543            1.7
       9                      668               66,703,407            2.4
      10                      659               70,253,090            2.6
      11                      546               58,805,638            2.1
      12                      538               62,629,110            2.3
      13                      475               61,114,234            2.2
      14                      547               75,786,837            2.8
      15                      514               81,145,499            2.9
      16                      538               92,826,868            3.4
      17                      435               76,919,719            2.8
      18                      283               44,593,561            1.6
      19                      204               27,126,951            1.0
      20                       95               11,001,133            0.4
      21                      111               13,956,872            0.5
      22                      147               17,270,791            0.6
      23                      109               13,694,322            0.5
      24                       96               10,892,810            0.4
      25                       81               10,623,358            0.4
      26                      102               17,143,926            0.6
      27                      101               21,268,851            0.8
      28                       96               21,017,285            0.8
      29                       80               16,130,832            0.6
      30                       23                6,310,577            0.2
      31                       26                5,136,715            0.2
      32                        5                  668,851            0.0
      33                        1                   71,553            0.0
      36                        3                  174,255            0.0
      49                        1                   29,323            0.0
      51                        1                  349,901            0.0
      Total:               25,561           $2,751,101,315          100.0%

Banc of America Securities LLC                          Goldman, Sa chs & Co.
------------------------------------------------------------------- ------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information an d Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters" ) are not soliciting any action based upon it. This material is not to be co nstrued as an offer to sell or the solicitation of any offer to buy any securi ty in any
jurisdiction where such an offer or solicitation would be illegal.   This
material is based on information that the Underwriters consider rel iable, but the Underwriters do not represent that it is accurate or complete a nd it should not be relied upon as such. By accepting this material the recipie nt agrees that it will not distribute or provide the material to any other pe rson. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS
Types of Mortgaged

Properties

                                                                  Percent of Mortgage
                           Number of          Aggregate            Loan Group 2 by
Mortgaged Properties     Mortgage Loans    Principal Balance       Principal Balance
   Single Family             23,030          $2,498,013,749              90.8%
   2-4 Family                   888              88,687,549               3.2
   Condominium                  714              61,876,195               2.2
   Townhouse                    455              53,039,403               1.9
   Mobile Home                   63               3,587,848               0.1
   Pre-Fabricated                24               2,233,601               0.1
   Other                         30               4,301,421               0.2
   Not Available                357              39,361,550               1.4
        Total:               25,561          $2,751,101,315             100.0%

Occupancy Status of Mortgaged Properties

                                                                  Percent of Mortgage
      Types of              Number of          Aggregate            Loan Group 2 by
   Occupancy Status      Mortgage Loans    Principal Balance       Principal Balance
  Owner Occupied             23,043          $2,546,960,900               92.6%
  Second Home                 2,004             165,932,914                6.0
  Investor                      475              35,098,107                1.3
  Not Available                  39               3,109,393                0.1
           Total:            25,561          $2,751,101,315              100.0%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

     DESCRIPTION OF ABS GROUP 2 UNDERLYING MORTGAGE LOANS
FICO Scores

                                                                  Percent of Mortgage
      Range of              Number of          Aggregate            Loan Group 2 by
    FICO Scores           Mortgage Loans    Principal Balance       Principal Balance
421 - 500                    3,374           $300,535,544                10.9%
501 - 520                    2,579            237,705,598                 8.6
521 - 540                    2,989            284,262,878                10.3
541 - 560                    2,934            290,732,717                10.6
561 - 580                    2,313            231,903,514                 8.4
581 - 600                    1,997            208,014,336                 7.6
601 - 620                    1,964            228,706,038                 8.3
621 - 640                    1,875            232,567,191                 8.5
641 - 660                    1,630            210,471,588                 7.7
661 - 680                    1,322            174,084,378                 6.3
681 - 700                      938            131,385,919                 4.8
701 - 720                      635             87,636,184                 3.2
721 - 740                      345             49,309,061                 1.8
741 - 760                      227             34,424,383                 1.3
761 - 820                      259             29,265,452                 1.1
Unavailable                    180             20,096,534                 0.7
          Total:            25,561         $2,751,101,315               100.0%

Of the available credit scores, the weighted average FICO credit score of the borrowers under the mortgage loans in the mortgage loan groups primarily related to ABS Group 2 was approximately 589.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                                 BOND SUMMARY - TO MATURITY *

Prepay Speed (CPR)       0%          18%          24%          30%          36%          42%          48%

Class 1-A
---------
Avg. Life (yrs)        18.25        4.19         3.12         2.44         1.97         1.62         1.35
Window (mo)           1 - 351      1 - 271      1 - 212      1 - 168      1 - 136      1 - 112      1 - 94
Expected Final
                    06/25/2031   10/25/2024   11/25/2019   03/25/2016   07/25/2013   07/25/2011   01/25/2010
Mat.

Class 2-A
---------
Avg. Life (yrs)        17.47        4.17         3.11         2.43         1.96         1.61         1.34
Window (mo)           1 - 349      1 - 268      1 - 211      1 - 168      1 - 136      1 - 113      1 - 94
Expected Final
                    04/25/2031   07/25/2024   10/25/2019   03/25/2016   07/25/2013   08/25/2011   01/25/2010
Mat.

                                    BOND SUMMARY - TO CALL *

Prepay Speed (CPR)       0%          18%          24%          30%          36%          42%          48%

Class 1-A
---------
Avg. Life (yrs)        18.10        3.81         2.83         2.21         1.78         1.46         1.22
Window (mo)           1 - 322      1 - 123      1 - 92       1 - 72       1 - 58       1 - 48       1 - 40
Expected Final
                    01/25/2029   06/25/2012   11/25/2009   03/25/2008   01/25/2007   03/25/2006   07/25/2005
Mat.

Class 2-A
---------
Avg. Life (yrs)        17.41        3.79         2.82         2.21         1.78         1.46         1.21
Window (mo)           1 - 322      1 - 123      1 - 92       1 - 72       1 - 58       1 - 48       1 - 40
Expected Final
                    01/25/2029   06/25/2012   11/25/2009   03/25/2008   01/25/2007   03/25/2006   07/25/2005
Mat.

* The tables were run based on the balances as reported on the EQCC 2001-2 February 25, 2002 distribution statement and projecting those balances at the applicable prepay speeds starting March 25, 2002.

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                         BOND SUMMARY - CLASS 1 NET WAC CAP

------------------------------------  ------------------------------------  ------------------------------------
                     /(1)/     /(2)/                       /(1)/     /(2)/                     /(1)/     /(2)/

Period    Pay Date    Net WAC  Cap    Period   Pay Date    Net WAC  Cap     Period   Pay Date   Net WAC   Cap
------------------------------------  ------------------------------------  ------------------------------------
  1       03/25/02     8.36   8.36      26     04/25/04     7.32   11.53      51     05/25/06    7.52    14.92
  2       04/25/02     7.55   7.55      27     05/25/04     7.55   12.02      52     06/25/06    7.28    14.45
  3       05/25/02     7.80   7.80      28     06/25/04     7.30   11.94      53     07/25/06    7.52    14.99
  4       06/25/02     7.51   8.05      29     07/25/04     7.53   12.99      54     08/25/06    7.28    14.50
  5       07/25/02     7.76   8.32      30     08/25/04     7.28   12.57      55     09/25/06    7.28    14.50
  6       08/25/02     7.51   8.05      31     09/25/04     7.28   12.57      56     10/25/06    7.52    14.99
  7       09/25/02     7.51   8.05      32     10/25/04     7.53   13.01      57     11/25/06    7.28    14.51
  8       10/25/02     7.76   8.32      33     11/25/04     7.28   12.67      58     12/25/06    7.52    14.99
  9       11/25/02     7.52   8.06      34     12/25/04     7.52   13.27      59     01/25/07    7.28    14.51
  10      12/25/02     7.72   8.85      35     01/25/05     7.28   13.37      60     02/25/07    7.28    14.51
  11      01/25/03     7.46   8.86      36     02/25/05     7.28   13.37      61     03/25/07    8.06    16.06
  12      02/25/03     7.47   8.87      37     03/25/05     8.06   14.81      62     04/25/07    7.28    14.51
  13      03/25/03     8.27   9.82      38     04/25/05     7.28   13.39      63     05/25/07    7.52    14.99
  14      04/25/03     7.47   8.87      39     05/25/05     7.52   13.90      64     06/25/07    7.28    14.51
  15      05/25/03     7.66   9.33      40     06/25/05     7.28   13.57      65     07/25/07    7.52    14.99
  16      06/25/03     7.41   9.47      41     07/25/05     7.52   14.52      66     08/25/07    7.28    14.51
  17      07/25/03     7.56  10.77      42     08/25/05     7.28   14.05      67     09/25/07    7.28    14.51
  18      08/25/03     7.32  10.42      43     09/25/05     7.28   14.05      68     10/25/07    7.52    14.99
  19      09/25/03     7.32  10.43      44     10/25/05     7.52   14.54      69     11/25/07    7.28    14.51
  20      10/25/03     7.57  10.84      45     11/25/05     7.28   14.10      70     12/25/07    7.52    14.99
  21      11/25/03     7.33  10.55      46     12/25/05     7.52   14.61      71     01/25/08    7.28    14.51
  22      12/25/03     7.57  11.29      47     01/25/06     7.28   14.41      72     02/25/08    7.28    14.51
  23      01/25/04     7.31  11.50      48     02/25/06     7.28   14.41      73     03/25/08    7.78    15.51
  24      02/25/04     7.31  11.50      49     03/25/06     8.06   15.95
  25      03/25/04     7.82  12.30      50     04/25/06     7.28   14.43
------------------------------------  ------------------------------------  ------------------------------------

/(1)/ Assumes 6-month LIBOR at 2.23%
/(2)/ Assumes 6-month LIBOR at 20.00%

Banc of America Securities LLC                             Goldman, Sachs & Co
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
[LOGO] EQCC Trust 2002-1
       Asset Backed Certificates, Series 2002-1
       $6,192,548,106 (approximate)
-------------------------------------------------------------------------------

                         BOND SUMMARY - CLASS 2 NET WAC CAP

------------------------------------  ------------------------------------  ------------------------------------
                     /(1)/     /(2)/                       /(1)/     /(2)/                       /(1)/     /(2)/

Period    Pay Date    Net WAC  Cap    Period   Pay Date    Net WAC  Cap     Period   Pay Date   Net WAC   Cap
  1       03/25/02     8.77  8.77       26     04/25/04     7.50   12.42      51     05/25/06    7.74    14.80
  2       04/25/02     7.92  7.92       27     05/25/04     7.75   12.84      52     06/25/06    7.49    14.33
  3       05/25/02     8.19  8.19       28     06/25/04     7.50   13.12      53     07/25/06    7.74    14.81
  4       06/25/02     7.66  8.65       29     07/25/04     7.75   13.75      54     08/25/06    7.49    14.33
  5       07/25/02     7.90  9.18       30     08/25/04     7.50   13.30      55     09/25/06    7.49    14.33
  6       08/25/02     7.61  8.93       31     09/25/04     7.50   13.37      56     10/25/06    7.74    14.81
  7       09/25/02     7.61  8.94       32     10/25/04     7.75   13.83      57     11/25/06    7.49    14.33
  8       10/25/02     7.86  9.24       33     11/25/04     7.50   13.38      58     12/25/06    7.74    14.81
  9       11/25/02     7.60  8.97       34     12/25/04     7.74   14.26      59     01/25/07    7.49    14.33
  10      12/25/02     7.85  9.99       35     01/25/05     7.49   13.95      60     02/25/07    7.49    14.33
  11      01/25/03     7.58  9.89       36     02/25/05     7.49   13.95      61     03/25/07    8.30    15.87
  12      02/25/03     7.58  9.93       37     03/25/05     8.29   15.52      62     04/25/07    7.49    14.33
  13      03/25/03     8.39  11.00      38     04/25/05     7.49   14.03      63     05/25/07    7.74    14.81
  14      04/25/03     7.58  9.94       39     05/25/05     7.74   14.50      64     06/25/07    7.49    14.33
  15      05/25/03     7.84  10.29      40     06/25/05     7.49   14.12      65     07/25/07    7.74    14.81
  16      06/25/03     7.57  10.72      41     07/25/05     7.74   14.70      66     08/25/07    7.50    14.33
  17      07/25/03     7.77  11.48      42     08/25/05     7.49   14.23      67     09/25/07    7.50    14.33
  18      08/25/03     7.52  11.15      43     09/25/05     7.49   14.28      68     10/25/07    7.75    14.81
  19      09/25/03     7.50  11.33      44     10/25/05     7.74   14.76      69     11/25/07    7.50    14.33
  20      10/25/03     7.75  11.74      45     11/25/05     7.49   14.29      70     12/25/07    7.75    14.81
  21      11/25/03     7.50  11.38      46     12/25/05     7.74   14.79      71     01/25/08    7.50    14.33
  22      12/25/03     7.75  12.44      47     01/25/06     7.49   14.31      72     02/25/08    7.50    14.33
  23      01/25/04     7.50  12.31      48     02/25/06     7.49   14.31      73     03/25/08    8.01    15.32
  24      02/25/04     7.50  12.33      49     03/25/06     8.30   15.85
  25      03/25/04     8.02  13.26      50     04/25/06     7.49   14.32
------------------------------------  ------------------------------------  ------------------------------------

/(1)/ Assumes 6-month LIBOR at 2.23%
/(2)/ Assumes 6-month LIBOR at 20.00%

Banc of America Securities LLC                             Goldman, Sachs & Co.
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Goldman, Sachs & Co. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer in connection with the proposed transaction.